UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADIANT SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RADIANT SYSTEMS, INC.	Shareholder Meeting to be held on 6/4/08

** IMPORTANT NOTICE **	Proxy Material Available
Regarding the Availability of Proxy Material	• Notice and Proxy Statement

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.	• Annual Report

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL - VIEW OR RECEIVE
You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 5/21/08 to facilitate a timely delivery.
HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote

Meeting Type:	Annual	Vote In Person
Meeting Date:	6/4/08	You may choose to attend the annual meeting
Meeting Time:	10:00 a.m. EDT	in person and vote the shares in person at the
For holders as of:	4/15/08	annual meeting.

Meeting Location:

Offices of Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, Georgia 30022

Meeting Directions:		Vote By Internet

For Meeting Directions Please Call: (770)576-6000

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote FOR each of the nominees and FOR Proposal 2.

To elect two Class III directors to serve until the 2011 Annual Meeting of shareholders.

(1)	01) J. Alexander Douglas, Jr.

02) Michael Z. Kay

(2)	To approve an amendment to the Company’s Amended and Restated 2005 Long-Term Incentive Plan to increase to 6,000,000 the number of shares of common stock available for issuance under such plan as set forth in Appendix A to the proxy statement.

(3)	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

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